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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               STERIS Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                   Ohio                                        34-1482024
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(State of Incorporation or Organization)                    (I.R.S. Employer
                                                           Identification No.)

5960 Heisley Road, Mentor, Ohio                                  44060
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(Address of Principal Executive Offices)                      (Zip Code)

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
    If this form relates to the                  If this form relates to the
    registration of a class of securities        registration of a class of securities
    pursuant to Section 12(b) of the             pursuant to Section 12(g) of the
    Exchange Act and is effective                Exchange Act and is effective
    pursuant to General Instruction              pursuant to General Instruction
    A.(c), please check the following            A.(d), please check the following
    box.  [X]                                    box.  [ ]

Securities Act registration statement file number to which this form relates:
                                                                              ------------------
                                                                                (If applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                     Name of Each Exchange on Which
         to be so Registered                     Each Class is to be Registered
         -------------------                     ------------------------------

   Common Shares, without par value                  New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)





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Item 1.   Description of Registrant's Securities to be Registered.

          The Registrant incorporates herein by reference the description of the Common Shares, without par value, contained in the Prospectus filed as part of the Registrant's Registration Statement on Form S-1, as amended (Registration No. 33-46829), declared effective by the Securities and Exchange Commission on May 27, 1992.

Item 2.   Exhibits.

          Not Applicable.

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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                          STERIS Corporation


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
Date: November 25, 1998                   By: /s/ Michael A. Keresman, III
                                             ----------------------------------
                                             Michael A. Keresman, III
                                             Chief Financial Officer and Senior Vice
                                             President (Principal Financial Officer)
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